SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	December 30, 2004

HUDSON UNITED BANCORP

(Exact Name of Registrant as Specified in Charter)

New Jersey	1-08660	22-2405746
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1000 MacArthur Boulevard, Mahwah, New Jersey	07430
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(201) 236-2600

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 9.01 Financial Statements and Exhibits

10.1	Form of Hudson United Bancorp 2002 Stock Option Plan Nonqualified Stock Option Grant Agreement

10.2	Form of Hudson United Bancorp 2002 Stock Option Plan Incentive Stock Option Grant Agreement

10.3	Form of Hudson United Bancorp Restricted Stock Plan Restricted Stock Grant Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 30, 2004	HUDSON UNITED BANCORP By: JAMES W. NALL ———————————————————— Name: James W. Nall Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Title

10.1	Form of Hudson United Bancorp 2002 Stock Option Plan Nonqualified Stock Option Grant Agreement

10.2	Form of Hudson United Bancorp 2002 Stock Option Plan Incentive Stock Option Grant Agreement

10.3	Form of Hudson United Bancorp Restricted Stock Plan Restricted Stock Grant Agreement